UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

FITBIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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This Schedule 14A contains the following documents relating to the proposed acquisition of Fitbit, Inc., a Delaware corporation (the “Company”), by Google LLC, a Delaware limited liability company (“Google”), pursuant to the Agreement and Plan of Merger, dated November 1, 2019, by and among the Company, Google, and Magnoliophyta Inc.:

1.	Email to employees of the Company from James Park, President, Chief Executive Officer and Chairman of the Company’s Board of Directors.

2.	Email to users of the Company’s products and services from James Park, President, Chief Executive Officer and Chairman of the Company’s Board of Directors.

1.	Email to employees of the Company from James Park, President, Chief Executive Officer and Chairman of the Company’s Board of Directors.

Hi everyone,

I’m excited to share that we have entered into a definitive agreement to be acquired by Google. By joining Google and using their global platform and significant resources and reach, we will be able to greatly accelerate our vision, mission and strategy. Together, we’ll be able to innovate and scale faster so we can bring the benefits of our wearable devices and services to more people around the world. Our mission is a giant one and with Google, we can move faster in advancing it.

It was important to me that we partner with a company that supports our core mission and values and Google truly does. Like us, they have a strong engineering culture, are passionate about fostering innovation, and most importantly, they share our belief that technology can transform people’s lives. Google also understands that trust is paramount to Fitbit and strong privacy and security guidelines have been part of Fitbit’s DNA since day one. This will not change. Fitbit health and wellness data will not be used for Google ads. Following the closing of this acquisition, Fitbit will benefit from combining Google’s expertise in software and services with Fitbit’s hardware capabilities to transform the future of wearables and make them accessible to even more people around the world.

This is an outstanding outcome for our employees, customers, partners and stockholders. However, it’s important to remember that this is also just the first step in the process and until the transaction closes, which we expect will happen in 2020, subject to customary closing conditions, including approval by Fitbit’s stockholders and regulatory approvals, we will continue to operate as an independent company. I ask that you remain focused and continue to execute our business transformation and deliver on our roadmap.

I know this is big news and you will likely have questions, so I will be hosting an All Hands meeting this morning for U.S. and EMEA employees and another one this afternoon for APAC employees to discuss today’s announcement further. See the invites to follow for dial-in/webcast information. If you receive any media or other outside inquiries, direct them to PR@fitbit.com. If any customers or partners reach out with questions regarding the transaction, direct them to your business leaders as appropriate. For any investor inquiries, refer them to Investor@fitbit.com. I must also ask you not to post or comment about the deal on social media until the transaction closes.

Over 12 years ago, we set an audacious company vision, to make everyone in the world healthier, and I’m incredibly proud of what our team has accomplished. Today, we have more than 28 million active users around the globe, work with over 100 health plans and 1,600 employers, and have built a trusted brand that millions of people around the world rely on to achieve better health. This acquisition is a validation of our unmatched team and incredible efforts. So, my sincere thanks to all of you for all your hard work and dedication. This is an exciting new chapter for Fitbit and I look forward to the next phase of our journey together!

jp

Additional Information and Where to Find It

In connection with the proposed acquisition, Fitbit will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Fitbit will mail the definitive proxy statement and a proxy card to the stockholders of Fitbit. FITBIT’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of Fitbit will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at www.Fitbit.com.

Additionally, Fitbit will file other relevant materials in connection with the proposed acquisition of Fitbit by Google pursuant to the terms of an Agreement and Plan of Merger, by and among Fitbit, Google and Magnoliophyta Inc. (the “Merger Agreement”). Fitbit and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Fitbit stockholders in connection with the proposed acquisition. Stockholders of Fitbit may obtain more detailed information regarding the names, affiliations and interests of certain of Fitbit’s executive officers and directors in the solicitation by reading Fitbit’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2019 and the proxy statement for Fitbit’s 2019 annual meeting of stockholders, which was filed with the SEC on April 11, 2019.  These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Fitbit’s Investor Relations website at www.Fitbit.com. Information concerning the interests of Fitbit’s participants in the solicitation, which may, in some cases, be different than those of Fitbit’s stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to: any statements regarding the expected timing of the completion of the transaction; the ability of Google and Fitbit to complete the proposed transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; the expected benefits and costs of the proposed transaction; any statements concerning the expected development or competitive performance relating to Fitbit’s products and services; any statements regarding Google’s future intention with Fitbit; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by Fitbit’s stockholders and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Fitbit related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement); and other risks that are described in the reports of Fitbit filed the SEC, including but not limited to the risks described in Fitbit’s Annual Report on Form 10-K for its fiscal year ended December 31, 2018, and that are otherwise described or updated from time to time in other filings with the SEC. Fitbit assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

2.	Email to users of the Company’s products and services from James Park, President, Chief Executive Officer and Chairman of the Company’s Board of Directors.

SUBJECT: Fitbit to be Acquired by Google

Dear [NAME],

Over 12 years ago, my co-founder, Eric Friedman, and I founded Fitbit with the vision of making the world healthier. I’m excited to share the next step in achieving that vision with you today. Fitbit has entered into a definitive agreement to be acquired by Google (link here).

What does this mean for you? For the immediate future, nothing changes. But the goal is that with Google’s resources and global platform, we will be able to innovate and bring you, and our millions of other users around the world, even more great products and services to support you on your health and wellness journeys. We know no one size fits all, so we are still dedicated to providing choice through a broad range of devices, software and services, and will continue to support both Android and iOS operating systems.

You, our users, are at the center of everything we do, and it’s important that you know that your trust is central to our mission and has been since day one. This will not change by joining Google. We are committed to the same strong data privacy and security protections. You will always be in control of your data, and we will remain transparent about the data we collect and why. We never sell your personal information, and Fitbit health and wellness data will not be used for Google ads.

Today’s announcement is just the first step in this process. The transaction is expected to close in 2020, subject to customary closing conditions, including approval by Fitbit’s stockholders and regulatory approvals

When Eric and I started Fitbit, we could never have imagined the incredible community Fitbit would have today. Fitbit has more than 28 million active users around the globe and everything we do comes from our commitment to your health and wellbeing. None of this would be possible without you. So, my sincere thanks to you for being a loyal customer. I look forward to the next phase of our journey together!

Sincerely,

James Park
CEO, President & Co-Founder

Additional Information and Where to Find It

In connection with the proposed acquisition, Fitbit will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Fitbit will mail the definitive proxy statement and a proxy card to the stockholders of Fitbit. Fitbit’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of Fitbit will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at www.Fitbit.com.

Additionally, Fitbit will file other relevant materials in connection with the proposed acquisition of Fitbit by Google pursuant to the terms of an Agreement and Plan of Merger, by and among Fitbit, Google and Magnoliophyta Inc. (the “Merger Agreement”). Fitbit and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Fitbit stockholders in connection with the proposed acquisition. Stockholders of Fitbit may obtain more detailed information regarding the names, affiliations and interests of certain of Fitbit’s executive officers and directors in the solicitation by reading Fitbit’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2019 and the proxy statement for Fitbit’s 2019 annual meeting of stockholders, which was filed with the SEC on April 11, 2019. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Fitbit’s Investor Relations website at www.Fitbit.com. Information concerning the interests of Fitbit’s participants in the solicitation, which may, in some cases, be different than those of Fitbit’s stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to: any statements regarding the expected timing of the completion of the transaction; the ability of Google and Fitbit to complete the proposed transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; the expected benefits and costs of the proposed transaction; any statements concerning the expected development or competitive performance relating to Fitbit’s products and services; any statements regarding Google’s future intention with Fitbit; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by Fitbit’s stockholders and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Fitbit related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement); and other risks that are described in the reports of Fitbit filed the SEC, including but not limited to the risks described in Fitbit’s Annual Report on Form 10-K for its fiscal year ended December 31, 2018, and that are otherwise described or updated from time to time in other filings with the SEC. Fitbit assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.